Accrued Interest Date:                                 Collection Period Ending:
26-Jun-06                                                              30-Jun-06
Distribution Date:         BMW VEHICLE OWNER TRUST 2003-A               Period #
25-Jul-06                  ------------------------------                     39

Balances
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Initial         Period End
     Receivables                                               $1,643,640,298       $170,587,772
     Reserve Account                                              $12,327,302         $8,218,201
     Yield Supplement Overcollateralization                        $9,034,825           $887,413
     Class A-1 Notes                                             $380,000,000                 $0
     Class A-2 Notes                                             $455,000,000                 $0
     Class A-3 Notes                                             $470,000,000                 $0
     Class A-4 Notes                                             $296,913,000       $137,007,886
     Class B Notes                                                $32,692,000        $32,692,000

Current Collection Period
------------------------------------------------------------------------------------------------------------------------------------
     Beginning Receivables Outstanding                           $186,595,387
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                        $11,649,004
           Receipts of Pre-Paid Principal                          $4,121,509
           Liquidation Proceeds                                      $125,744
           Principal Balance Allocable to Gross Charge-offs          $111,358
        Total Receipts of Principal                               $16,007,615

        Interest Distribution Amount
           Receipts of Interest                                      $813,699
           Servicer Advances                                               $0
           Reimbursement of Previous Servicer Advances               ($22,960)
           Accrued Interest on Purchased Receivables                       $0
           Recoveries                                                 $65,290
           Net Investment Earnings                                    $30,712
        Total Receipts of Interest                                   $886,742

        Release from Reserve Account                                       $0

     Total Distribution Amount                                    $16,782,999

     Ending Receivables Outstanding                              $170,587,772

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------------------------
     Beginning Period Unreimbursed Previous Servicer Advance          $54,014
     Current Period Servicer Advance                                       $0
     Current Reimbursement of Previous Servicer Advance              ($22,960)
     Ending Period Unreimbursed Previous Servicer Advances            $31,054

Collection Account
------------------------------------------------------------------------------------------------------------------------------------
     Deposits to Collection Account                               $16,782,999
     Withdrawals from Collection Account
        Servicing Fees                                               $155,496
        Class A Noteholder Interest Distribution                     $322,393
        First Priority Principal Distribution                              $0
        Class B Noteholder Interest Distribution                      $79,823
        Regular Principal Distribution                            $15,905,638
        Reserve Account Deposit                                            $0
        Unpaid Trustee Fees                                                $0
        Excess Funds Released to Depositor                           $319,649
     Total Distributions from Collection Account                  $16,782,999

Accrued Interest Date:                                 Collection Period Ending:
26-Jun-06                                                              30-Jun-06
Distribution Date:         BMW VEHICLE OWNER TRUST 2003-A               Period #
25-Jul-06                  ------------------------------                     39


Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                                       $0
        Release from Collection Account                              $319,649
     Total Excess Funds Released to the Depositor                    $319,649

Note Distribution Account
------------------------------------------------------------------------------------------------------------------------------------

     Amount Deposited from the Collection Account                 $16,307,854
     Amount Deposited from the Reserve Account                             $0
     Amount Paid to Noteholders                                   $16,307,854

Distributions
------------------------------------------------------------------------------------------------------------------------------------

     Monthly Principal Distributable Amount                   Current Payment     Ending Balance Per $1,000       Factor
     Class A-1 Notes                                                       $0                 $0      $0.00        0.00%
     Class A-2 Notes                                                       $0                 $0      $0.00        0.00%
     Class A-3 Notes                                                       $0                 $0      $0.00        0.00%
     Class A-4 Notes                                              $15,905,638       $137,007,886     $53.57       46.14%
     Class B Notes                                                         $0        $32,692,000      $0.00      100.00%

     Interest Distributable Amount                            Current Payment         Per $1,000
     Class A-1 Notes                                                       $0              $0.00
     Class A-2 Notes                                                       $0              $0.00
     Class A-3 Notes                                                       $0              $0.00
     Class A-4 Notes                                                 $322,393              $1.09
     Class B Notes                                                    $79,823              $2.44



Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------------------------
                                                         Prior Period Carryover  Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                $0                 $0         $0
     Class A-2 Interest Carryover Shortfall                                $0                 $0         $0
     Class A-3 Interest Carryover Shortfall                                $0                 $0         $0
     Class A-4 Interest Carryover Shortfall                                $0                 $0         $0
     Class B Interest Carryover Shortfall                                  $0                 $0         $0


Receivables Data
------------------------------------------------------------------------------------------------------------------------------------
                                                             Beginning Period      Ending Period
     Number of Contracts                                               22,867             22,028
     Weighted Average Remaining Term                                    17.16              16.27
     Weighted Average Annual Percentage Rate                            5.09%              5.08%

     Delinquencies Aging Profile End of Period                  Dollar Amount         Percentage
        Current                                                  $151,037,128             88.54%
        1-29 days                                                 $15,199,171              8.91%
        30-59 days                                                 $2,979,487              1.75%
        60-89 days                                                   $598,436              0.35%
        90-119 days                                                  $158,904              0.09%
        120+ days                                                    $614,645              0.36%
        Total                                                    $170,587,772            100.00%
        Delinquent Receivables +30 days past due                   $4,351,472              2.55%


     Write-offs
        Gross Principal Write-Offs for Current Period                $111,358
        Recoveries for Current Period                                 $65,290
        Net Write-Offs for Current Period                             $46,068

        Cumulative Realized Losses                                 $8,364,220


     Repossessions                                              Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance             $506,142                 37
        Ending Period Repossessed Receivables Balance                $455,738                 33
        Principal Balance of 90+ Day Repossessed Vehicles             $56,916                  5

Accrued Interest Date:                                 Collection Period Ending:
26-Jun-06                                                              30-Jun-06
Distribution Date:         BMW VEHICLE OWNER TRUST 2003-A               Period #
25-Jul-06                  ------------------------------                     39


Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------
     Beginning Period Required Amount                                $989,390
     Beginning Period Amount                                         $989,390
     Ending Period Required Amount                                   $887,413
     Current Period Release                                          $101,977
     Ending Period Amount                                            $887,413
     Next Distribution Date Required Amount                                $0

Reserve Account
------------------------------------------------------------------------------------------------------------------------------------
     Beginning Period Required Amount                              $8,218,201
     Beginning Period Amount                                       $8,218,201
     Net Investment Earnings                                          $30,712
     Current Period Deposit                                                $0
     Current Period Release to Collection Account                          $0
     Current Period Release to Depositor                                   $0
     Ending Period Required Amount                                 $8,218,201
     Ending Period Amount                                          $8,218,201

